EXHIBIT 99.1
A10 Networks Reports Financial Results for the Second Quarter of 2026

Continued Execution in the Americas, Including Next-Generation Networking Demand,

Drives 14.5% Year-to-Date Revenue Growth

SAN JOSE, Calif., August 5, 2026 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its second quarter ended June 30, 2026.

Second Quarter 2026 Financial Summary

•Quarterly revenue of $80.1 million, a 15.5% year-over-year increase. Revenue for the first six months of 2026 was $155.1 million compared to $135.5 million for the first six months of 2025, an increase of approximately 14.5%.

•GAAP gross margin of 79.1%; non-GAAP gross margin of 80.3%.

•GAAP net income of $8.9 million, or $0.12 per diluted share, non-GAAP net income of $18.7 million, or $0.25 per diluted share.

•Non-GAAP Adjusted EBITDA of $24.4 million, representing 30.5% of revenue.

•The Company returned $6.7 million to investors, having repurchased 86,115 shares during the quarter at an average price of $27.63 per share for a total of $2.4 million and having paid $4.3 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable September 1, 2026 to stockholders of record at the close of business on August 17, 2026.

•As of June 30, 2026, A10 had $357.3 million in cash, cash equivalents, and marketable securities.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 continued to solidify its strategic position as a leader in security-focused next-generation networking solutions supporting AI-related infrastructure, driving another quarter of double-digit revenue growth and sustained cash generation,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “The growing network traffic demands, increasing complexity, and A10’s competitive position at the intersection of traffic management and security continues to resonate in the marketplace. With an expanded portfolio, including our acquisition of TrojAI in June, we believe A10 has positioned itself as a vendor of choice for next-generation networking running critical applications.”
“We are deepening our engagement with leaders defining the AI infrastructure market. Our new agreement with Microsoft reflects a successful, long-standing relationship and stands as a powerful validation of the value we jointly deliver, The agreement is structured over a multi-year period, aligning both parties’ interests as deployment continues to scale,” continued Trivedi. “We believe it pairs our opportunity with Microsoft's scaled AI deployment, further solidifying our position as a partner of choice for the world's most demanding AI workloads, while establishing a durable, forward-looking foundation for a mutually beneficial relationship in the years ahead.”

“Our model has continued to convert growth into increased profitability, cash generation, and the return of capital to shareholders,” Trivedi added. “We have increased our full-year outlook based on the performance in the first half of 2026 and our visibility into the remainder of the year.”

Outlook

Management is updating their previous guidance to the following based on first-half performance and demand outlook:

•Full-year revenue growth of 12-14% over the prior year, an increase from previous guidance of 10-12% growth.

•EPS growth of 14-16% growth year-over-year, an increase from the 12-14% growth in previous guidance.

Conference Call

Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, Wednesday, August 5, 2026, to discuss these results.

Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 338698.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until August 19, 2026 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 54248.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding dividends and capital return, demand and market trends, strategy and competitive positioning, our commercial partnerships and agreements (including our agreement with Microsoft), financial performance and profitability, supply chain management, and 2026 financial guidance. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth rates in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2026. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company by excluding certain items that, while they may recur, can vary significantly in amount and timing or are not directly indicative of ongoing operational trends, and are used by the company’s management to evaluate operating performance, prepare budgets and forecasts, and assess performance relative to peer companies.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) amortization of debt issuance costs, (v) certain legal expense, (vi) tax planning expense and (vii) income tax effect of non-GAAP items (i) to (vi) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of acquired intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) certain legal expense and (v) tax planning expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) certain legal expense and (v) tax planning expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) certain legal expense and (vii) tax planning expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks

A10 Networks (NYSE: ATEN) delivers secure application and network solutions designed to protect, optimize, and scale business-critical systems across on-premises, hybrid cloud, and edge environments. Our portfolio is designed to enable large enterprises, service providers, and cloud platforms worldwide to achieve performance, reliability, and protection against cyber threats, while preparing their networks for the demands of AI and next-generation applications. Founded in 2004 and headquartered in San Jose, California, A10 Networks serves over 7,000 global customers. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

David Schroeder
VP, Corporate Development
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net revenue:
Products	$49,024	$39,173	$93,010	$75,152
Services	31,113	30,210	62,127	60,368
Total net revenue	80,137	69,383	155,137	135,520
Cost of net revenue:
Products	10,079	8,197	19,009	15,460
Services	6,677	6,475	13,023	12,654
Total cost of net revenue	16,756	14,672	32,032	28,114
Gross profit	63,381	54,711	123,105	107,406
Operating expenses:
Sales and marketing	21,905	20,964	41,919	40,509
Research and development	21,153	16,256	40,171	32,156
General and administrative	11,299	7,180	18,992	15,652
Total operating expenses	54,357	44,400	101,082	88,317
Income from operations	9,024	10,311	22,023	19,089
Non-operating income (expense):
Interest income	3,320	2,994	6,704	4,784
Interest and other income (expense), net	(2,421)	(1,376)	(4,580)	(1,466)
Total non-operating income, net	899	1,618	2,124	3,318
Income before income taxes	9,923	11,929	24,147	22,407
Provision for income taxes	1,041	1,391	3,233	2,326
Net income	$8,882	$10,538	$20,914	$20,081
Net income per share:
Basic	$0.12	$0.15	$0.29	$0.28
Diluted	$0.12	$0.14	$0.28	$0.27
Weighted-average shares used in computing net income per share:
Basic	72,161	72,009	71,916	72,777
Diluted	75,651	73,117	74,432	74,109

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP net income	$8,882	$10,538	$20,914	$20,081
Non-GAAP items:
Stock-based compensation and related payroll tax	9,292	4,586	14,342	10,878
Acquisition-related expense	1,346	574	1,346	918
Amortization of acquired intangible assets	453	380	832	583
Amortization of debt issuance costs	365	—	730	—
Certain legal expense	310	721	807	1,247
Tax planning expense	—	150	—	150
Income tax-effect of non-GAAP items	(1,902)	(1,496)	(2,494)	(3,369)
Total non-GAAP items	9,864	4,915	15,563	10,407
Non-GAAP net income	$18,746	$15,453	$36,477	$30,488

GAAP net income per share:
Basic	$0.12	$0.15	$0.29	$0.28
Diluted	$0.12	$0.14	$0.28	$0.27
Non-GAAP items:
Stock-based compensation and related payroll tax	0.12	0.06	0.19	0.15
Acquisition-related expense	0.02	0.01	0.02	0.01
Amortization of acquired intangible assets	0.01	0.01	0.01	0.01
Amortization of debt issuance costs	0.01	—	0.01	—
Certain legal expense	—	0.01	0.01	0.02
Tax planning expense	—	—	—	—
Income tax-effect of non-GAAP items	(0.03)	(0.02)	(0.03)	(0.05)
Total non-GAAP items	0.13	0.07	0.21	0.14

Non-GAAP net income per share:
Basic	$0.26	$0.21	$0.51	$0.42
Diluted	$0.25	$0.21	$0.49	$0.41
Weighted average shares used in computing net income per share:
Basic	72,161	72,009	71,916	72,777
Diluted	75,651	73,117	74,432	74,109

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results and to facilitate comparison of operating results across reporting periods. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of June 30, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$54,679	$71,139
Marketable securities	302,669	306,714
Accounts receivable, net of allowances of $19 and $66, respectively	72,242	62,069
Inventory	31,729	18,032
Prepaid expenses and other current assets	21,882	18,000
Total current assets	483,201	475,954
Property and equipment, net	49,337	50,221
Goodwill	47,902	15,134
Intangible assets, net	14,226	6,259
Deferred tax assets, net	65,785	62,109
Other non-current assets	17,228	20,136
Total assets	$677,679	$629,813
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,221	$11,694
Accrued and other liabilities	36,550	41,132
Deferred revenue, current	93,230	80,824
Short-term debt, net	219,518	—
Total current liabilities	374,519	133,650
Deferred revenue, non-current	61,596	61,982
Long-term debt, net	—	218,787
Other non-current liabilities	3,598	3,848
Total liabilities	439,713	418,267

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 93,176 and 91,996 shares issued and 72,454 and 71,498 shares outstanding, respectively	1	1
Treasury stock, at cost: 20,722 and 20,498 shares, respectively	(254,787)	(249,912)
Additional paid-in-capital	551,863	531,790
Dividends paid	(81,415)	(72,785)
Accumulated other comprehensive income (expense)	(403)	659
Retained earnings	22,707	1,793
Total stockholders' equity	237,966	211,546
Total liabilities and stockholders' equity	$677,679	$629,813

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net income	$20,914	$20,081
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,418	7,077
Stock-based compensation	13,787	10,427
Other non-cash items	2,108	685
Changes in operating assets and liabilities:
Accounts receivable	(10,130)	24,031
Inventory	(13,779)	1,609
Prepaid expenses and other assets	(6,097)	(5,865)
Accounts payable	12,271	(6,379)
Accrued and other liabilities	(7,990)	(5,937)
Deferred revenue	11,844	(6,345)
Net cash provided by operating activities	31,346	39,384
Cash flows from investing activities:
Proceeds from sales and maturities of marketable securities	115,420	54,744
Purchases of marketable securities	(112,224)	(68,148)
Acquisition of businesses, net of cash acquired	(34,681)	(19,100)
Capital expenditures	(4,530)	(8,737)
Net cash used in investing activities	(36,015)	(41,241)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,714	1,710
Proceeds from the issuance of convertible notes	—	225,000
Payment of debt issuance costs	—	(7,330)
Repurchase of common stock	(4,875)	(50,973)
Payments for dividends	(8,630)	(8,755)
Net cash provided by (used in) financing activities	(11,791)	159,652
Net increase (decrease) in cash and cash equivalents	(16,460)	157,795
Cash and cash equivalents—beginning of period	71,139	95,129
Cash and cash equivalents—end of period	$54,679	$252,924

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$82	$314
Capital expenditures included in accounts payable	$881	$289
Common stock consideration for acquisition	$5,035	$—
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$3,340	$2,769
Cash paid for interest on debt	$3,094	$—

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP gross profit	$63,381	$54,711	$123,105	$107,406
GAAP gross margin	79.1%	78.9%	79.4%	79.3%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	612	502	1,021	1,148
Amortization of acquired intangible assets	340	281	621	431
Non-GAAP gross profit	$64,333	$55,494	$124,747	$108,985
Non-GAAP gross margin	80.3%	80.0%	80.4%	80.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP total operating expenses	$54,357	$44,400	$101,082	$88,317

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(8,680)	(4,084)	(13,321)	(9,730)
Acquisition-related expense	(1,346)	(210)	(1,346)	(554)
Amortization of acquired intangible assets	(113)	(99)	(211)	(152)
Certain legal expense	(310)	(721)	(807)	(1,247)
Tax planning expense	—	(150)	—	(150)
Non-GAAP total operating expenses	$43,908	$39,136	$85,397	$76,484

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP income from operations	$9,024	$10,311	$22,023	$19,089
GAAP operating margin	11.3%	14.9%	14.2%	14.1%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	9,292	4,586	14,342	10,878
Acquisition-related expense	1,346	210	1,346	554
Amortization of acquired intangible assets	453	380	832	583
Certain legal expense	310	721	807	1,247
Tax planning expense	—	150	—	150
Non-GAAP operating income	$20,425	$16,358	$39,350	$32,501
Non-GAAP operating margin	25.5%	23.6%	25.4%	24.0%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP net income	$8,882	$10,538	$20,914	$20,081
GAAP net income margin	11.1%	15.2%	13.5%	14.8%

Exclude: Interest and other income, net	(899)	(1,618)	(2,124)	(3,318)
Exclude: Depreciation and amortization	4,449	3,681	8,418	7,280
Exclude: Provision for income taxes	1,041	1,391	3,233	2,326
EBITDA	13,473	13,992	30,441	26,369
Exclude: Stock-based compensation and related payroll tax	9,292	4,586	14,342	10,878
Exclude: Acquisition-related expense	1,346	210	1,346	554
Exclude: Certain legal expense	310	721	807	1,247
Exclude: Tax planning expense	—	150	—	150
Adjusted EBITDA	$24,421	$19,659	$46,936	$39,198
Adjusted EBITDA margin	30.5%	28.3%	30.3%	28.9%